EXHIBIT 10.3

                            SYQUEST TECHNOLOGY, INC.
                              47071 Bayside Parkway
                            Fremont, California 94538


                                  July 15, 1996


WISRS (MALAYSIA) SDN. BHD.
891 Maude Avenue
Mountain View, California 94043


     Re: 6% Convertible Subordinated Debenture

     The undersigned, Syquest Technology, Inc., a Delaware corporation (herein called the "Company"), hereby agrees with you ("you" or the "Purchaser") as follows:

1.   Debenture.

     1.1. Terms. The 6% Convertible Subordinated Debenture (the "Debenture"), which shall be substantially in the form of Appendix A attached hereto, shall be dated July 15, 1996, with the principal amount of the Debenture to be repaid in thirty-six (36) equal monthly installments, subject to adjustment as provided in the Agreement between WISRS and the Company dated July 15, 1996 with the first such payment to be made on August 15, 1996, which is one month after the date of issuance of the Debenture. The principal payments shall be paid on each such date to the holder of record of the Debenture on the business day immediately preceding such principal payment date. The Debenture shall bear interest at the rate of six percent (6%) per annum, simple interest, on the unpaid principal balance. Accrued interest shall be payable six months from the date hereof and each six months thereafter, and the interest to be paid on each such interest payment date shall be paid to the holder of record of the relevant Debenture on the business day immediately preceding such interest payment date.

     1.2. Early Repayment. The provisions of Section 1.1 of this Agreement notwithstanding, the Company shall have the right to prepay the Debenture as provided in the Master Agreement dated the date hereof and incorporated by reference herein (the "Master Agreement").

     1.3. Debenture Issuance Procedure. In order to acquire the Debenture, you must signify your agreement to the terms of this Agreement by executing a copy hereof and delivering it to the Company debentures may be issued to you under the terms of this Agreement upon the mutual agreement of you and the Company and such Debentures shall be governed by the terms of the Agreement, with the principal amount thereof entered on Appendix B.

     1.4. Limitation on Interest. In no event shall you be entitled to receive interest under the Debenture at an effective rate in excess of the maximum rate permitted by applicable law. In the event that a court of competent jurisdiction shall determine that the stated interest payable under the Debenture, and the conversion feature of the Debenture, results in payment to you of an effective interest rate in excess of the maximum rate permitted by applicable law measured over the stated term of the Debenture, the stated interest rate shall automatically be reduced to a rate which when added to value, if any, of the conversion feature, results in an effective interest rate under the Debenture equal to the maximum rate permitted by applicable law, measured over the stated term thereof, and you shall immediately repay to the Company an amount equal to all interest received by you under the Debenture in excess of the amount of interest you would have received had the effective rate of interest payable


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under the Debenture been equal to the maximum rate permitted by applicable  law, measured over the stated term of the Debenture.

2.   Issuance of Debenture.

     Subject to the terms and conditions hereof, the Company agrees to issue to you, and you agree to acquire from the Company, a Debenture in the aggregate principal amount set forth in Appendix B, as such Appendix B may be amended from time to time upon the mutual agreement of you and the Company, as provided in the Master Agreement.

3.   Representations and Warranties of the Purchaser.

     You represent and warrant to the Company that the Debenture being acquired by you hereunder and the stock issuable to you upon conversion of the Debenture (the "Conversion Stock") are being purchased for your own account, for investment and not with the view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). By reason of your knowledge and experience in financial and business matters in general, and investments in particular, you are able to evaluate the merits and risks of an investment in the Debenture and Conversion Stock and you are able to bear the economic risk of an investment in the Debenture and the Conversion Stock. You are an "accredited investor" as that term is defined in Section 501(a) of Regulation D as promulgated by the Securities and Exchange Commission under the Securities Act. An "accredited investor" includes, among other persons and entities, a corporation, partnership or similar business entity, not formed for the specific purpose of acquiring the securities, with total assets in excess of $5,000,000. You understand that the Debenture and Conversion Stock have not been registered under the Securities Act by reason of their issuance (or, in the case of the Conversion Stock, contemplated issuance) in transactions exempt from the registration and prospectus delivery requirements of the Securities Act, and that they must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration.

     You further represent and warrant to the Company that you are not subject to back up withholding under the Internal Revenue Code of 1986, as amended.

4.   Restrictions on Transfer.

     4.1. Transfers. None of the Debenture or the Conversion Stock shall be sold, transferred, assigned, pledged, hypothecated or otherwise disposed of unless and until the following events shall have occurred:

          (a) Such securities are disposed of pursuant to and in conformity with an effective registration statement filed pursuant to the Securities Act, or pursuant to Rule 144 promulgated thereunder, and the Company shall have received an appropriate order of the Department of Corporations of the State of California, or of the securities authorities of such other state or states as may be applicable; or

          (b) The seller shall have delivered to the Company a written opinion of counsel which is reasonably acceptable to the Company to the effect that the proposed transfer is exempt from the registration requirements of the Securities Act, the California securities laws and such provisions of the securities laws of such other state or states as may be applicable.

     4.2. Legends. Any certificate evidencing the Debenture or the Conversion Stock shall bear the following legends:

          (a)  Federal  Securities  Laws.  THE  SECURITIES   EVIDENCED  BY  THIS
CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR


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OTHERWISE  DISPOSED OF EXCEPT AS MAY BE AUTHORIZED  UNDER THE  SECURITIES ACT OF
1933 AND THE RULES AND REGULATIONS THEREUNDER. IF THE SECURITIES ARE TRANSFERRED
WITHOUT   REGISTRATION   PURSUANT  TO  AN  EXEMPTION,   AN  OPINION  BY  COUNSEL
SATISFACTORY TO THE COMPANY SHALL BE DELIVERED IF REQUESTED BY THE COMPANY.

          (b) State Securities Laws. Such legends as may be imposed pursuant to the securities laws of any state in which the Debenture or the Conversion Stock have been sold.

     4.3. Removal of Legend. The Company shall, within 10 days after the request of any holder of a certificate bearing the foregoing legend and the surrender of such certificate, issue a new certificate without the legends specified in Sections 4.2(a) and 4.2(b) above if (i) the security evidenced by such certificate shall have been effectively registered under the Securities Act and sold by the holder thereof in accordance with such registration or sold by the holder thereof pursuant to Rule 144 promulgated under the Securities Act, accompanied by an appropriate order of the applicable state securities authorities, or (ii) such holder shall have delivered to the Company a written legal opinion reasonably acceptable to the Company to the effect that the restriction set forth herein is no longer required under any state or federal law or regulation.

     4.4. Compliance With Securities Laws. You acknowledge that the Debenture and the shares of Conversion Stock to be issued upon conversion thereof are being acquired solely for your own account and not as nominee for any other party, and for investment, and that you will not offer, sell or otherwise dispose of the Debenture or any shares of Conversion Stock to be issued upon conversion thereof, except under circumstances that will not result in a violation of the Securities Act or any state securities laws. Upon conversion of the Debenture, you shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Conversion Stock so acquired are being acquired solely for your own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale and that you are an "accredited investor" as such term is defined in Rule 501(a) of Regulation D as promulgated by the Securities and Exchange Commission under the Securities Act. If you cannot make such representations because they would be factually incorrect, it shall be a condition to your conversion of any Debenture that the Company receive such other representations as shall be reasonably necessary to assure the Company that the issuance of its securities upon conversion of any Debenture shall not violate the United States' or any state's securities laws.

     4.5. Registration Rights. As of the date of this Agreement the Company is entering into a Registration Agreement with you pursuant to which the shares of Conversion Stock shall be registered for resale with the Securities and Exchange Commission.

5.  Representations and Warranties of the Company.

     The Company represents and warrants to you as of the date of this Agreement that:

     5.1. Organization, Standing, Etc. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, its state of incorporation, and the Company has all corporate power and authority to carry on its business and to own its properties. The Company has all requisite corporate power and authority to enter into this Agreement, to issue the Debenture and the Conversion Stock and to carry out the provisions of this Agreement.

     5.2. Debenture and Conversion Stock. The Debenture, when issued and paid for pursuant to the terms of this Agreement, will be duly authorized, validly issued and enforceable against the Company in accordance with their terms and will be binding obligations of the Company in accordance with their terms and the terms of this Agreement (except as limited by bankruptcy, reorganization, insolvency or other similar laws of general application affecting the enforcement of creditors' rights); and


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the shares of Conversion  Stock  issuable upon  conversion of the Debenture have been reserved for issuance upon such conversion and when issued upon such conversion will be duly authorized, validly issued and outstanding, fully paid, nonassessable and free and clear of all pledges, liens, encumbrances and restrictions created by the Company, except for the restrictions on transfer which may be imposed pursuant to Section 4 hereof.

     5.3. Corporate Acts and Proceedings. The execution and delivery of this Agreement and the Debenture, the issuance of the Debenture and Conversion Stock and the performance of this Agreement and the Debenture by the Company have been duly authorized by the Board of Directors of the Company, and all of the corporate acts and proceedings required of the Company for the due and valid authorization, execution, issuance and performance of this Agreement, the Debenture and the Conversion Stock by the Company have been appropriately taken.

6.   Covenants of the Company.

     The Company will duly and punctually pay or cause to be paid the principal amount of the Debenture and the interest thereon at the times and places and in the manner specified in the Debenture and this Agreement. Anything in this Agreement or the Debenture to the contrary notwithstanding the Company will pay installments of interest and principal thereon without presentment thereof or notation of payment of principal on such Debenture.

7.   Agreement of Subordination.

     The indebtedness evidenced by the Debenture, including the principal thereof and interest thereon, shall be subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Indebtedness. "Senior Indebtedness" shall mean the principal of, and interest and premium, if any, on all indebtedness of the Company for all amounts owed to secured creditors of the Company which are either (i) financial institutions or similar types of creditors or (ii) turnkey contractors who provide manufacturing service and/or financing to the Company before and after the date of this Agreement and all renewals, extensions and refunding thereof or (iii) employee payment obligations.

     7.1.  Extent  of  Subordination.  The  term  "subordinate"  as used in this
Section 7 shall mean that:

          (a) In the event of any liquidation, dissolution or other winding up of the Company or any receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or other similar proceeding relating to the Company or its creditors or its property, all principal and interest due and premium, if any, on all Senior Indebtedness shall first be paid in full before any payment is made upon the indebtedness evidenced by the Debenture. If at any time while the Debenture is outstanding there exists Senior Indebtedness, the holders of the Debenture shall forever be subrogated to the rights of the holders of the Senior Indebtedness.

          (b) In the event and during the continuation of any default under any indenture or other agreement securing or evidencing Senior Indebtedness, no payment of principal or interest shall be made on the Debenture if notice of such default, in writing or by telegram, has been given to the Company. If notice shall be given to it pursuant to this paragraph (b), the Company shall forthwith upon receipt of such notice send a copy thereof to the holders of the Debenture.

          (c) In the event the Debenture shall be declared due and payable pursuant to Section 8 hereof, (i) all principal and interest due on all Senior Indebtedness shall first be paid in full to the holders of such Senior
Indebtedness (or to a bank or trust company in good standing, organized and doing business under the laws of the United States or the State of California, and having a combined capital, surplus and undivided profits of not less than $50,000,000, as trustee or agent for the holders of


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such  Senior  Indebtedness)  before any  payment  is made upon the  indebtedness evidenced by the Debenture, and (ii) the Company will give prompt notice thereof in writing to the holders of Senior Indebtedness.

     7.2.  Unconditional  Obligation  of the  Company.  The  provisions  of this
Section 7 are included herein solely for the purpose of defining the relative rights of the holders of Senior Indebtedness, on the one hand, and the holders of the Debenture, on the other hand, and nothing herein shall impair, as between the Company and the holders of the Debenture, the obligation of the Company, which is unconditional and absolute, to pay the holders of the Debenture the principal and interest due thereon or prevent the holders of the Debenture from exercising all remedies permitted by applicable law upon default thereunder, subject to the rights, if any, under Section 7, of holders of Senior Indebtedness in respect of cash, property or securities received upon exercise of such remedies.

     7.3. Enforceability of Subordination Provisions. No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination as herein provided shall at any time and in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act in good faith, by any such holder, or by any noncompliance by the Company, with the terms, provisions and covenants of the Debenture, regardless of any knowledge thereof any such holder may have or with which such holder may be otherwise charged.

8.   Default.

     8.1. Events of Default. If any of the events of default elsewhere herein specified or any of the following events (all of said events are herein called "Events of Default") shall occur:

          (a) If default shall be made in the due and punctual payment of any principal of or interest on the Debenture when and as the same shall become due and payable, and such default shall have continued for a period of ten (10) days after written notice thereof to the Company by any holder of a Debenture;

          (b) If default shall be made in the due and punctual performance of any covenant or agreement in any Senior Indebtedness of the Company, which default permits the holder of such Senior Indebtedness to accelerate or otherwise require the immediate payment in full of such Senior Indebtedness and such default shall continue for more than the period of notice and/or grace, if any, therein specified, and shall not have been waived;

          (c) If (i) default shall be made in the due and punctual performance or observance of any material term or condition contained in this Agreement or the Debenture (other than defaults referred to in subsection (a) or (b) of this Section 8.1), or (ii) if any material breach of any representations or warranties of the Company contained in this Agreement shall have occurred, and such default or breach shall have continued for a period of 30 days after written notice thereof to the Company by any holder of a Debenture; provided, however, that if the default is such that it cannot, in the exercise of reasonable diligence be corrected within such period, it shall not constitute an Event of Default hereunder if corrective action is instituted promptly by the Company within said period and is diligently pursued until the default is corrected;

          (d) If the Company shall (i) admit in writing its inability to pay its debts generally as they become due, (ii) file a petition in bankruptcy or a petition to take advantage of any insolvency act or other act for the relief or aid of debtors, (iii) make an assignment for the benefit of its creditors, (iv) consent to or acquiesce in the appointment of a receiver, liquidator or trustee of itself or of the whole or any substantial part of its properties and assets,
(v) file a petition or answer seeking for itself reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under


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the federal  bankruptcy laws or any other  applicable law, or (vi) on a petition in bankruptcy filed against it, be adjudicated a bankrupt;

          (e) If a court of competent jurisdiction shall enter an order, judgment or decree appointing, without the consent or acquiescence of the Company, as a receiver, liquidator or trustee of the Company, or of the whole or any substantial part of its properties and assets, or approving a petition filed against it seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the federal bankruptcy laws or any other applicable law, and such order, judgment or decree shall remain unvacated or not set aside or unstayed for an aggregate of 60 days (whether or not consecutive) from the date of the entry thereto; or

          (f) If, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the Company or the whole or any substantial part of its operations and assets and such custody and control shall remain unterminated or unstayed for an aggregate of sixty days (whether or not consecutive) from the date of assumption of such custody or control:

THEN, the Debenture, together with the interest accrued thereon, shall forthwith become due and payable.

     8.2. Suits For Enforcement. In case any one or more Events of Default shall have occurred and be continuing, unless such Events of Default shall have been waived, the holder of a Debenture, subject to the provisions of Section 7 of this Agreement, may proceed to protect and enforce such holder's right by suit in equity or action at law, whether for the specific performance of any term contained in this Agreement or in a Debenture or for an injunction against any breach of any such term or in aid of the exercise of any power granted in this Agreement or in a Debenture, or may proceed to enforce the payment of a Debenture or to enforce any other legal or equitable right of the holder of a Debenture, or may take any one or more of such actions.

     8.3. Remedies Cumulative. Subject to the provisions of Section 7 of this Agreement, no right, power or remedy conferred upon any holder of a Debenture shall be exclusive, and each such right, power or remedy shall be cumulative and in addition to every other right, power or remedy, whether conferred hereby or by the Debenture or now or hereafter available at law or in equity or by statute or otherwise.

     8.4. Remedies Not Waived. No course of dealing between the Company and you or the holder of any Debenture, and no delay in exercising any right, power or remedy conferred hereby or by any Debenture or now or hereafter existing at law or in equity or by statute, or otherwise, shall operate as a waiver of or otherwise prejudice any such right, power or remedy.

9.   Waivers and Amendments.

     The obligations of the Company under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and/or either conditionally or absolutely) and, with the same consent, the Company may enter into a supplementary agreement for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of this Agreement or of any supplemental agreement or modifying in any manner the rights and obligations of the holders of the Debenture or Conversion Stock.

10.  Notices.

     All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be delivered or mailed first class postage prepaid, registered or certified mail:


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          (a) If to the holders of a Debenture or Conversion Stock, addressed to such holder at the address as shown on the books of the Company, or at such other address as such holder may specify by written notice to the Company; and

          (b) If to the Company, at 47071 Bayside Parkway, Fremont, California 94538, Attention: Michael C. Field, Esq., or at such other address as the Company may specify by written notice to the holders of a Debenture or Conversion Stock; and such notices and other communications shall for all purposes of this Agreement be treated as being effective or having been given if delivered personally, when delivered, or if sent by mail, 48 hours after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

11.  Conversion.

     Subject to the terms of the Agreement between WISRS and the Company dated July 15, 1996, the holders of Debenture shall have conversion rights as follows (the "Conversion Rights"):

     11.1. Right to Convert.

          (a) Conversion Ratio. The Debenture shall be convertible, at the option of the holder thereof, at any time on or before the close of business on the fifth business day prior to each monthly payment due date, at the office of the Company into such number of fully paid and nonassessable shares of Company Common Stock as is determined by dividing the principal amount of the Debenture being converted by the Debenture Conversion Price (as hereinafter defined). The price at which shares of Common Stock shall be deliverable upon conversion of a Debenture (the "Debenture Conversion Price") shall be the closing sales price of the Company's Common Stock as quoted on the Nasdaq National Market on July 12, 1996.

          (b) Conversions Permitted. A Debenture holder may convert a monthly payment or portion of the principal amount as provided in the Master Agreement.

     11.2. Mechanics of Conversion. Before any holder of a Debenture shall be entitled to convert the same into shares of Common Stock, the holder shall surrender the Debenture, duly endorsed, at the office of the Company, and shall give written notice to the Company at such office that the holder elects to convert the same and shall state therein the name or names in which the holder wishes the certificate or certificates for shares of Common Stock to be issued. The Company shall, as soon as practicable thereafter, issue and deliver at such office to the holder of the Debenture a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the Debenture to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. In the event of a partial conversion, a new Debenture will be issued to the Debenture holder reflecting the remaining principal balance of the Debenture and the remaining payment dates.

     11.3. Adjustments to Conversion Price for Stock Dividends and for Combinations or Subdivisions of Common Stock. In the event the Company at any time or from time to time after the date of this Agreement shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Debenture Conversion Price in effect immediately prior to such event shall, concurrently


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with the effectiveness of such event, be proportionately  decreased or increased as appropriate. In the event that the Company shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then for purposes of this Section 11.3 the Company shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

     11.4. Adjustments for Reclassification, Reorganization and Merger. If the Common Stock issuable upon conversion of the Debenture shall be changed into the same or a different number of shares of any other class or classes of stock of the Company or any other company, whether by capital reorganization, reclassification, consolidation or merger of the Company with or into another corporation (other than a consolidation or a merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change in the outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation of the property of the Company as, or substantially as, an entity (other than a sale/leaseback, mortgage, or other financing transaction), or otherwise (other than a subdivision or combination of shares provided for in Section 11.3 above), the Conversion Rights of the Debenture then in effect shall, concurrently with the effectiveness of such reorganization, reclassification, merger, sale of assets or other transaction, be proportionately adjusted so that the Debenture shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the Debenture holders upon conversion of the Debenture, immediately before the reorganization, reclassification, merger, sale of assets or other transaction.

     11.5. Issue Taxes. The Company shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of the Debenture pursuant hereto; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

     11.6. Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Debenture, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Debenture; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the outstanding Debenture, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Company's Certificate of Incorporation.

     11.7. Fractional Shares. No fractional share shall be issued upon the conversion of any Debenture. If a conversion would result in the issuance of a fraction of a share of Common Stock, the Company shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board of Directors).

     11.8. Notification to Holder. After a calculation or adjustment pursuant to this Section 11, the Company will promptly prepare a certificate of the Company setting forth: (i) the number of shares of Common Stock purchasable upon conversion of the Debenture after such adjustment and the adjustment in the Debenture Conversion Price, resulting therefrom, and (ii) a brief statement of the facts accounting for such adjustment. The Company will cause a brief summary thereof to be sent by ordinary first class mail to each Debenture holder.

     11.9. Binding Determination by Board of Directors. Any determination as to whether an adjustment is required pursuant to this Section 11, or as to the amount of any such adjustment, if required, shall be binding upon the Debenture holders and the Company if made in good faith by the Board of Directors of the Company.

     11.10. No Voting or Dividend Rights. Nothing contained in this Agreement shall be construed as conferring upon any Debenture holder hereof the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company. Except for the adjustment pursuant to Section 11.3 in the event of a stock dividend or a split of the Common Stock, no dividends shall be payable or accrued in respect of the Debenture or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, the Debenture shall have been converted.

12.  Redemption.

     12.1. Redemption Right. The Debenture shall be subject to redemption for the sum (the "redemption price") of the principal amount of the Debenture then outstanding and any accrued interest thereon through the Redemption Date (as hereinafter defined) on at least 10 days prior written notice from the Company ("Notice of Redemption) but not more than 60 days.

     12.2. Notice. If the Company desires to exercise its right to redeem the Debenture, it shall mail a Notice of Redemption to the holders of the Debenture to be redeemed, first class, postage prepaid, not later than the tenth day before the date fixed for redemption, to such holder at the holder's address as shown on the books of the Company. The Notice of Redemption shall specify (i) the redemption date ("Redemption Date"), (ii) the place where the Debenture shall be delivered and the redemption price paid, and (iii) that the right of a holder to exercise the Conversion Rights shall terminate at 5:00 p.m. (California time) on the business day immediately preceding the Redemption Date. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to a holder (a) to whom notice was not mailed, or (b) whose notice was defective. An affidavit of the Secretary or an Assistant Secretary of the Company that a Notice of Redemption has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

     12.3. Conversion Rights. Any right to convert the Debenture shall terminate at 5:00 p.m. (California time) on the business day immediately preceding the Redemption Date. On and after the Redemption Date, the Debenture holders shall have no further rights except to receive, upon surrender of the Debenture, the redemption price.

     12.4. Payment. From and after the Redemption Date, the Company shall, at the place specified in the Notice of Redemption, upon presentation and surrender of a Debenture to the Company, redeem, deliver or cause to be delivered to or upon the written order of such holder a sum in cash equal to the redemption price of the Debenture. From and after the Redemption Date and upon the deposit or setting aside by the Company of a sum sufficient to redeem the Debenture called for in the Redemption, the Debenture shall expire and become void and all rights thereunder, except the right to receive payment of the redemption price, shall cease.

13.  Survival of Representations and Warranties.

     All representations and warranties contained herein shall survive the execution and delivery of this Agreement, any investigation at any time made by you or the Company or on your or its behalf, and the sale and purchase of the Debenture and payment therefor.

14.  Parties In Interest.

     Except as specifically provided herein, all the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto, and, in particular, shall inure to the benefit of and be enforceable by the holders of the Debenture or Conversion Stock.

15.  Headings and References.

     The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

16.  Choice of Law.

     It is the intention of the parties that the laws of the State of California applicable to residents of California shall govern the validity of this Agreement and construction of its terms and the interpretation of the rights and duties of the parties.

17.  One Agreement: Counterparts.

     This Agreement may be executed concurrently in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter agreement and return the same to the undersigned, whereupon this letter agreement shall become a binding contract between you and the undersigned.


                                          Very truly yours,

                                          SYQUEST TECHNOLOGY, INC.



                                          By:      /s/ John W. Luhtala
                                                --------------------------------
                                          Name:    John W. Luhtala
                                                --------------------------------
                                          Title:   Sr. Vice President and CFO
                                                --------------------------------




The foregoing Agreement is hereby
accepted as of the date first above written.



PURCHASER:

WISRS (MALAYSIA) SDN. BHD.



By: /s/ Lawrence Tan
   ------------------------------------
Name: Lawrence Tan
     ----------------------------------

Title: Vice President, on behalf of WISRS pursuant to the power of attorney



Appendices

A     Convertible Subordinated Debenture
B     Amount of Debenture Issued Under Agreement

SYQUEST TECHNOLOGY, INC.
a Delaware corporation

               Convertible Subordinated Debenture (Non-Negotiable)

No. R.___________________________                                  $7,678,578.65

                                                           Dated:  July 15, 1996

1.   Principal and Interest.

     Except as provided in Section 3 below, Syquest Technology, Inc., a Delaware corporation (the "Company"), for value received, hereby promises to pay to WISRS (Malaysia) Sdn. Dhd ("WISRS"), or registered assigns, the sum of $7,678,578.65 Dollars at the office of the Company in the City of Fremont, California and to pay interest on the unpaid balance thereof at the rate of 6% per annum, simple interest, from the date hereof. The principal balance of this debenture ("Debenture") shall be repaid in thirty-six (36) equal monthly installments, with the first such payment to be made on August 15, 1996, the date which is one month after the date of this Debenture. Accrued interest on this Debenture shall be due and payable six months from the date hereof and each six months thereafter. Principal and interest payments shall be made to the person in whose name this Debenture is registered at the close of business on the regular record date for such installment; such person shall be WISRS or an affiliate of WISRS. Such regular record date shall be the business day immediately preceding the payment date.

2.   Subordination.

     The payment of the principal and interest under this Debenture is subordinated to the rights of the holders of Senior Indebtedness as such term is provided in the Debenture Agreement.

3.   Convertible.

     At the option of the holder, this Debenture is convertible into shares of Common Stock of the Company as provided in the Debenture Agreement and the Agreement dated as of the date hereof.

4.   Redeemable.

     This Debenture is redeemable by the Company as provided in the Debenture Agreement.

5.   Transferable.

     This Debenture may be transferred to any affiliate of WISRS.

     This Debenture has been executed and delivered by the Company pursuant to that certain Agreement, dated July 15, 1996, among the Company, its subsidiary and WISRS. The Company herein agrees with the holder of this Debenture that it will perform and discharge each of its covenants and agreements contained in said Agreement as from time to time amended and supplemented, the provisions of which Agreement are hereby incorporated herein by reference with the effect as if they were set forth in full herein.

                                        SYQUEST  TECHNOLOGY,  INC.,
                                        a Delaware corporation



                                       By:
                                              --------------------------------
                                       Name:
                                              --------------------------------
                                       Title:
                                              --------------------------------

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933 AND THE RULES AND REGULATIONS THEREUNDER. IF THE SECURITIES ARE TRANSFERRED WITHOUT REGISTRATION PURSUANT TO AN EXEMPTION, AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY SHALL BE DELIVERED IF REQUESTED BY THE COMPANY.

                                   Appendix B

                   Amount of Debenture Issued Under Agreement


Debenture                  Face Amount of
Number                     Debentures                          Date of Issuance
- ---------                  --------------                      ----------------

                           $7,678,578.65